MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 29, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013

CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

(formerly, Legg Mason ClearBridge Aggressive Growth Portfolio)

The following changes to the Portfolio’s Prospectus are effective November 1, 2013:

In the Portfolio Summary, the Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.03%	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.64%	0.89%	0.79%
Fee Waiver*	(0.05%)	(0.05%)	(0.05%)

Net Operating Expenses	0.59%	0.84%	0.74%

*	Restated to reflect that MetLife Advisers LLC (the “Adviser”) has contractually agreed, for the period from November 1, 2013 through April 30, 2014, to waive portions of the Management Fees payable to it by the Portfolio and the ClearBridge Aggressive Growth Portfolio II, another series of Met Investors Series Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to ClearBridge Investments, LLC (“ClearBridge”) individually with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio II and the subadvisory fees that would be payable by the Adviser to ClearBridge if the assets of the Portfolio and the ClearBridge Aggressive Growth Portfolio II were aggregated for purposes of calculating such subadvisory fees. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio remain in effect through April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$60	$200	$353	$796
Class B	$86	$280	$490	$1,095
Class E	$76	$248	$435	$976

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

1